SHARE PLEDGE AGREEMENT

Amendment

This Amendment to Share Pledge Agreement (hereinafter “this Agreement”) is entered into in Baoding on the day of February 10, 2010 by the following parties:

Party A:Baoding Shengde Paper Co. Ltd(hereafter referred to as“Pledgee”)

Address:Nanwaihuan Road, Xushui County, Hebei Province, China

Party B:(hereafter referred to as “Pledgor”)

Liu Zhenyong

ID:13062519630822311X

Address:Liuzhuang, Cuizhuang Town, Xushui County, Hebei Province

Zhao Shuangxi

ID:13242319640606005X

Address:Hujiaying, Liucun Town, Xushui County, Hebei Province

Liu Xiaodong

ID:132423197408117114

Address:#113, No 268, Chaoyang South Avenue, Xinshi District, Baoding City, Hebei Province

Party C:Hebei Baoding Orient Paper Milling Co., Ltd

Address:Wuji Village, Xushui County,Hebei Province, China

The Parties have entered into Share Pledge Agreement on June 24th, 2009. The parties hereby agree to amend the Share Pledge Agreement as follows:

1.           All references to “Loan Agreement” in Whereas Clause 4 and article 1.3 of the Share Pledge Agreement are hereby deleted.

2.           Article 3.2 is hereby amended in its entirety to read as follows:

During the term of the Pledge, the Pledgee shall be entitled to dispose of the pledged assets in accordance with this Agreement in the event that Pledgor or Hebei Baoding Orient Paper Milling Co., Ltd fails to pay exclusive technology consulting service fee in accordance with the Exclusive Technology and Business Consulting Services Agreement or fails to perform such Party’s other obligation under the Principal Agreement.

3.           Article 8.4 is hereby amended by deleting the words “under the Loan Agreement” from the second line.

The Share Pledge Agreement, as amended hereby, shall remain in full force and effect.

[No text below]

[Signature Page]

Baoding Shengde Paper Co., Ltd

(seal)

Signature:/s/Liu Zhenyong

Name:Liu Zhenyong

Legal Representative/Authorized Representative

Liu Zhenyong

Signature:/s/Liu Zhenyong

Zhao Shuangxi

Signature:/s/Zhao Shuangxi

Liu Xiaodong

Signature:/s/Liu Xiaodong

Hebei Baoding Orient Paper Milling Co., Ltd

(seal)

Signature:/s/Liu Zhenyong

Name:Liu Zhenyong

Legal Representative/Authorized Representative